BLACKROCK FUNDSSM

BlackRock U.S. Impact Fund

BlackRock International Impact Fund

Supplement dated May 26, 2023 to the Summary Prospectuses,

Prospectuses and Statement of Additional Information of the Funds,

each dated August 26, 2022

On May 23, 2023, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, BlackRock U.S. Impact Fund and BlackRock International Impact Fund (each, a “Fund”), approved a proposal to close each Fund to new and subsequent investments and thereafter to liquidate each Fund. Accordingly, effective 4:00 p.m. (Eastern time) on August 24, 2023, the Funds will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about August 31, 2023 (the “Liquidation Date”), all of the assets of each Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and each Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, a Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-IMPF-0523SUP